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                                                                    EXHIBIT 99.1


                               CONSOL ENERGY INC.
                              1800 Washington Road
                         Pittsburgh, Pennsylvania 15241



                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, J. Brett Harvey, President and Chief Executive Officer (principal executive officer) of CONSOL Energy Inc. (the "Registrant"), certifies that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By: /s/ J. Brett Harvey
  ---------------------------------
Name: J. Brett Harvey
Date: November 11, 2002